UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 18, 2023

Astrotech Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34426	91-1273737
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2105 Donley Drive, Suite 100, Austin, Texas	78758
(Address of Principal Executive Offices)	(Zip Code)

(512) 485-9530
Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ASTC	NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement.

As previously disclosed, on December 21, 2022, Astrotech Corporation, a Delaware corporation (the “Company”), entered into a Rights Agreement (the “Rights Agreement”) with Equiniti Trust Company (f/k/a American Stock Transfer & Trust Company, LLC), a New York limited liability company, as rights agent (the “Rights Agent”). On December 18, 2023, the Company entered into Amendment No. 1 to the Rights Agreement between the Company and the Rights Agent (the “Amendment”), which amends the Rights Agreement. The Amendment extends the Final Expiration Date (as defined in the Rights Agreement) to 5:00 P.M., New York City time, on December 20, 2024, unless the Final Expiration Date is further extended by the Company or the rights subject to the Rights Agreement (the “Rights”) are earlier redeemed or exchanged by the Company in accordance with the terms of the Rights Agreement. All other terms and conditions of the Rights Agreement remain unchanged.

The Rights are in all respects subject to and governed by the provisions of the Rights Agreement, as amended by the Amendment. The descriptions of the Rights Agreement and the Amendment are qualified in their entirety by reference to the full text of the Rights Agreement and the Amendment, copies of which are attached hereto as Exhibit 4.1 and Exhibit 4.2, respectively, and each of which is incorporated herein by reference.

Item 3.03.  Material Modifications of Rights of Security Holders.

The information set forth under the caption “Item 1.01. Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1
Rights Agreement between the Company and Equiniti Trust Company (f/k/a American Stock Transfer & Trust Company, LLC), as Rights Agent, dated as of December 21, 2022 (incorporated by reference to the Current Report on Form 8-K filed with the Securities and Exchange Commission on December 21, 2022 (File No. 001-34426)).

4.2*
Amendment No. 1 to the Rights Agreement dated as of December 18, 2023 to the Rights Agreement between the Company and Equiniti Trust Company (f/k/a American Stock Transfer & Trust Company, LLC), as Rights Agent, dated as of December 21, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Astrotech Corporation

By:	/s/ Thomas B. Pickens III

Name:	Thomas B. Pickens III
Title:	Chief Executive Officer, Chief Technology Officer and Chairman of the Board

Date: December 18, 2023